Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 8 – Taxes

Tax rates:

The Company is incorporated in England. The effective corporate tax rate applying to a company that is incorporated in England on December 31, 2018 is 19%, reduced from 19.25% from December 31, 2017.

Tax assessment:

The periods open to inquiry by the United Kingdom (“UK”) tax authorities are 2017 and 2018. The Company has not been issued final tax assessments since its establishment in Switzerland.

Deferred taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Management currently believes that since the Company has a history of losses, it is more likely than not that the deferred tax assets relating to the loss carryforwards and other temporary differences will not be realized in the foreseeable future. Therefore, the Company provided a full valuation allowance to reduce the deferred tax assets.

The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowances in respect of deferred taxes relating to accumulated net operating losses carried forward due to the uncertainty of the realization of such deferred taxes.

At December 31, 2018 and 2017, there were no known uncertain tax positions. The Company has not identified any tax positions for which it is reasonably possible that a significant change will occur during the next 12 months.

The components of income/(loss) before income taxes are as follows:

	December 31, 2018	December 31, 2017	December 31, 2016
Domestic (UK)	$(16,600,376)	$(35,295,613)	$(17,956,167)
Foreign	133,596	(103,644)	(184,830)
Loss before income tax	$(16,466,780)	$(35,399,257)	$(18,140,997)

Income taxes relating to the Company’s operations are as follows:

	December 31, 2018	December 31, 2017	December 31, 2016
Current income taxes
Domestic (UK)	-	-	-
Foreign	-	-	-
Deferred income taxes	-	-	-
Domestic (UK)	-	-	-
Foreign	-	-	-
Income tax expense/recovery

Income taxes at the UK statutory rate compared to the Company’s income tax expenses as reported are as follows:

	December 31, 2018	December 31, 2017	December 31, 2016
Net loss before income tax	$(16,466,780)	$(35,399,257)	$(18,140,997)
Statutory rate	19.00%	19.25%	20.00%
Expected income tax recovery	(3,128,688)	(6,814,357)	(3,628,199)
Impact on income tax expense/recovery from
Change in valuation allowance	(1,159,720)	4,210,615	1,336,161
Permanent differences - liability related to options and warrants	-	(6,706)	(130,061)
Tax rate difference in foreign jurisdictions	2,686,296	801,056	80,986
Change of tax rate due to U.S. tax reform	-	2,506,519	-
Change of tax rate from prior year	1,602,112	(697,127)	2,341,113
Income tax expense	-	-	-

The Company’s deferred tax assets and liabilities consist of the following:

	December 31, 2018	December 31, 2017
Deferred tax assets
Stock-based compensation	1,590,703	1,464,527
Litigation settlement loss	-	513,000
Stock option and warrant revaluation	313,213	965,454
Tax loss carry forward	17,037,739	17,158,394
Valuation allowance	(18,941,655)	(20,101,375)
Deferred tax assets/liabilities	-	-

The Company has reviewed its tax positions for its past domestic and foreign tax filings and has not identified any uncertain income tax positions. The Company’s position is to record penalties and interest on any uncertain tax position, if any, and record such items to general and administrative expense.

At December 31, 2018, the Company had approximately $79.2 million of UK operating loss carryforwards to reduce future UK taxable income. These carryforwards to do not expire. At December 31, 2018, the Company had approximately $20.6 million of foreign operating loss carryforwards in the US and Switzerland. Carryforwards in the US totaling approximately $5.2 million expire beginning in 2032 and current year carryforwards totaling $7.2 million do not expire. The carryforwards in Switzerland expire in seven years. The Company has not conducted a formal analysis and the net operating loss carryovers may be subject to limitation under Internal Revenue Code Section 382 should there have been a greater than 50% ownership change as determined under the regulations.

Research and development credits:

The Company carries out extensive research and development activities and may benefit from the UK research and development tax relief regime, whereby the Company can receive an enhanced UK tax deduction on its research and development activities. Where the Company is loss making for the period it can elect to surrender taxable losses for a refundable tax credit. The losses available to surrender are equal to the lower of the sum of the research and development qualifying expenditure and enhanced tax deduction and the Company’s taxable losses for the period with the tax credit for December 31, 2018 available at a rate of 14.5%. The credit therefore gives a cash flow advantage to Company at a lower rate than would be available if the enhanced losses were carried forward and relieved against future taxable profits.

Qualifying expenditures comprise of chemistry and manufacturing consumables, employment costs for research staff, clinical trials management, and other subcontracted research expenditures.

In December 2017, the Company filed a research and development tax credit claim for 2016 tax year. The credit claim was in the amount of approximately $3,800,000 for the year ended December 31, 2016, was received in March 2018, and was recorded as a credit to research and development costs in the Consolidated Statements of Comprehensive Loss in March 2018. In October 2018, the Company filed a research and development tax credit claim for 2017 tax year. The credit claim was in the amount of approximately $4,900,000 for the year ended December 31, 2017, was received in March 2019, and was recorded as a credit to research and development costs in the Consolidated Statements of Comprehensive Loss in March 2019. Due to the uncertainty of the approval of these tax credit claims and the potential that an election for a tax credit in the form of cash is not made, the Company did not record a related receivable at December 31, 2018.